Exhibit 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                                September 15, 2004

PEI Holdings, Inc.
680 North Lakeshore Drive
Chicago, Illinois 60611

Ladies and Gentlemen:

            Reference is hereby made to that certain Credit Agreement, dated as of March 11, 2003, among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the financial institutions from time to time a party thereto ("Lenders"), and Bank of America, N.A., as Agent for the Lenders ("Agent") (as amended to date, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Credit Agreement.

            Borrower has requested that Lenders agree to amend the Credit Agreement in certain respects and Lenders have agreed to such amendments, on the terms, and subject to the conditions, contained herein.

            Therefore, Borrower and Lenders hereby agree as follows:

            1. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

            (a) Schedule 2.01 of the Credit Agreement is amended and restated as set forth on Exhibit A hereto.

            (b) The definitions of the terms "Applicable Rate", "Liquidity Test" and "Maturity Date" contained in Section 1.01 of the Credit Agreement are amended and restated as follows:

            "Applicable Rate" means, from time to time, the following percentages per annum, based upon Playboy's Adjusted EBITDA (the "Financial Covenant") as set forth in the most recent quarterly Compliance Certificate received by Agent pursuant to Section 6.02(b):

                                 Applicable Rate

                                                                          IBOR Committed       Base Rate
      Pricing                                           Commitment       Loans and Letter      Committed
       Level            Financial Covenant                 Fee            of Credit Fees         Loans
      --------------------------------------------------------------------------------------------------
      1            Greater than $35,000,000               0.375%              1.50%               .00%

      2            Greater than $30,000,000, but          0.375%              2.00%               .50%
                   less than or equal to
                   $35,000,000

      3            Greater than $25,000,000, but          0.375%              2.25%               .75%
                   less than or equal to
                   $30,000,000

      4            Greater than $20,000,000, but          0.375%              2.50%              1.00%
                   less than or equal to
                   $25,000,000

      5            Less than or equal to                  0.375%              3.00%              1.50%
                   $20,000,000

            The Applicable Margin will be in effect from the first day of the month following the delivery date of each quarterly Compliance Certificate (an "Adjustment Date") until the first day of the month following the delivery date of the next quarterly Compliance Certificate. The Applicable Rate in effect from September 1, 2004 through November 5, 2004 shall be determined based upon Pricing Level 3. If no Compliance Certificate is delivered when due in accordance with Section 6.02(b), the then-applicable Pricing Level will remain in effect until actual delivery of such Compliance Certificate, at which time the Pricing Level will be adjusted retroactive to the applicable Adjustment Date.

            "Liquidity Test" means that, after giving effect to the payment subject to the Liquidity Test, the sum of (i) cash and Cash Equivalents of Playboy and its Domestic Restricted Subsidiaries at such time and (ii) the amount of Available Revolver at such time, exceed $10,000,000.

            "Maturity Date" means September 1, 2007.

            (c) Section 6.09(c) of the Credit Agreement is amended by deleting the amount "Seven Million Dollars ($7,000,000)" and replacing it with the amount "Ten Million Dollars ($10,000,000)".

            (d) Section 7.08 of the Credit Agreement is amended by deleting clause (d) thereof and replacing it with the following phrase "(d) optional prepayments in respect of the Senior Secured Note Debt at any time after April 11, 2006, so long as (i) no Event of Default is in existence at the time of such payment and (ii) after making such payment, Borrower has satisfied the Liquidity Test."

            2. Scope. Except as amended hereby, the Credit Agreement remains unchanged and in full force and effect.

            3. Effectiveness. This Second Amendment to Credit Agreement shall be effective as of September 1, 2004 when executed by Lenders and Agent and agreed to by Borrower and returned to Agent, together with (i) payment to Agent of an amendment fee equal to $75,000 for the ratable benefit of Lenders and (ii) each of the documents set forth on Exhibit B hereto, all fully executed.

            4. Counterparts. This Second Amendment to Credit Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

            5. Governing Law. THIS SECOND AMENDMENT TO CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT BORROWER, AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                                        Very truly yours,

                                        BANK OF AMERICA, N.A., as Agent

                                        By      /s/ David A. Johanson
                                            ------------------------------------
                                        Its         David A. Johanson
                                            ------------------------------------
                                                      Vice President


                                        BANK OF AMERICA, N.A., as a Lender

                                        By      /s/ Craig W. McGuire
                                            ------------------------------------
                                        Its         CRAIG W. McGUIRE
                                            ------------------------------------
                                                     VICE PRESIDENT


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as a Lender

                                        By      /s/ Kyle Freimuth
                                            ------------------------------------
                                        Its         KYLE FREIMUTH
                                            ------------------------------------
                                                    VICE PRESIDENT

ACKNOWLEDGED AND AGREED TO
THIS 15 DAY OF SEPTEMBER, 2004:

PEI HOLDINGS, INC., as Borrower


By  /s/ Robert D. Campbell
    -----------------------------
Its Robert D. Campbell, Treasurer
    -----------------------------

                                    EXHIBIT A

                                                                   SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES

Lender                                         Commitment         Pro Rata Share
--------------------------------------------------------------------------------

Bank of America, N.A.                          $15,000,000         50%
LaSalle Bank National Association              $15,000,000         50%
                                               -----------        ---
Total                                          $30,000,000        100%

                                    EXHIBIT B

                               Closing Deliveries

1.    Reaffirmation by each Guarantor of its Guaranty of the Obligations.

2.    Amended and Restated Note executed by Borrower in favor of each Lender.

3. Amendment to Deed of Trust covering the Playboy Mansion executed by Playboy Enterprises International, Inc. ("PEII").

4.    Date down endorsement to title insurance policy.

5.    Certified articles of incorporation of each of Borrower and PEII.

6. Good standing certificates for each of Borrower and PEII in its state of incorporation.

7. Certificate of Compliance with Senior Secured Note Indenture executed by Borrower.

8.    Opinion of counsel to Borrower and PEII.